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                                                                      EXHIBIT 99


                             DISCHARGE OF INDENTURE



     THIS DISCHARGE OF INDENTURE dated as of May 15, 1997 between PAGING NETWORK, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 4965 Preston Park Boulevard, Plano, Texas, and FLEET NATIONAL BANK, a national bank duly organized and existing under the laws of the United States of America (as successor to Shawmut Bank, N.A.), as Trustee under the Indenture referred to below (herein called the "Trustee");

                              W I T N E S S E T H:

     WHEREAS, the Company and the Trustee are parties to an Indenture dated as of May 15, 1992, as amended by the First Supplemental Indenture, dated as of November 16, 1994 (collectively, the "Indenture"), pursuant to which the Company issued $200,000,000 in aggregate principal amount of its 11.75% Senior Subordinated Notes due May 15, 2002 (hereinafter called the "Notes"); and

     WHEREAS, pursuant to Section 1105 of the Indenture, the Company has called all of the outstanding Notes for redemption on May 15, 1997; and

     WHEREAS, the Company deposited with the Trustee, as trust funds, an amount of money sufficient to pay and discharge the entire indebtedness on the outstanding Notes; and

     WHEREAS, the Company has paid or caused to be paid all other sums payable under the Indenture by the Company; and

     WHEREAS, Section 401 of the Indenture provides that, upon satisfaction of certain conditions specified therein, the Trustee shall execute proper instruments acknowledging the satisfaction and discharge of the Indenture; and

     WHEREAS, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge of the Indenture have been complied with;


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    NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

     1. Each of the Company and the Trustee hereby acknowledges, agrees, and confirms that, as of the date hereof, the Indenture has been satisfied and discharged and ceased to be of further effect.

     2. Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the Trustee under Section 607 and the obligations of the Trustee under Section 402 of the Indenture and the last paragraph of
Section 1003 of the Indenture shall survive.

     3. The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Discharge.

     4. This Discharge shall be governed by and construed in accordance with the laws of the State of New York.

     5. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Discharge of Indenture to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.


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                                            PAGING NETWORK, INC.


                                            By: /s/ G. ROBERT THOMPSON
                                                -------------------------------
                                                G. Robert Thompson
                                                Vice President - Finance

[Seal]



Attest:


/s/ ROGER D. FELDMAN
-----------------------------------
Name:   Roger D. Feldman
Title:  Secretary



                                            FLEET NATIONAL BANK,
                                                                 As Trustee

                                            By:  /s/ GERALD BEAZLEY
                                                 ------------------------------
                                                 Authorized Officer


[Seal]



Attest:


/s/ MICHAEL QUAILE
------------------------------------
Name:   Michael Quaile
Title:  Corporate Trust Officer